“Focused manufacturer of engineered lifting equipment” Manitex International, Inc. (NASDAQ:MNTX) Conference Call First Quarter 2017 May 4th, 2017 Exhibit 99.2

Forward Looking Statements & Non GAAP Measures “Focused manufacturer of engineered lifting equipment” Safe Harbor Statement under the U.S. Private Securities Litigation Reform Act of 1995: This presentation contains statements that are forward-looking in nature which express the beliefs and expectations of management including statements regarding the Company’s expected results of operations or liquidity; statements concerning projections, predictions, expectations, estimates or forecasts as to our business, financial and operational results and future economic performance; and statements of management’s goals and objectives and other similar expressions concerning matters that are not historical facts. In some cases, you can identify forward-looking statements by terminology such as “anticipate,” “estimate,” “plan,” “project,” “continuing,” “ongoing,” “expect,” “we believe,” “we intend,” “may,” “will,” “should,” “could,” and similar expressions. Such statements are based on current plans, estimates and expectations and involve a number of known and unknown risks, uncertainties and other factors that could cause the Company's future results, performance or achievements to differ significantly from the results, performance or achievements expressed or implied by such forward-looking statements. These factors and additional information are discussed in the Company's filings with the Securities and Exchange Commission and statements in this presentation should be evaluated in light of these important factors. Although we believe that these statements are based upon reasonable assumptions, we cannot guarantee future results. Forward-looking statements speak only as of the date on which they are made, and the Company undertakes no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise. Non-GAAP Measures: Manitex International from time to time refers to various non-GAAP (generally accepted accounting principles) financial measures in this presentation. Manitex believes that this information is useful to understanding its operating results without the impact of special items. See Manitex’s First Quarter 2017 Earnings Release on the Investor Relations section of our website www.manitexinternational.com for a description and/or reconciliation of these measures.

Q1 2017 Summary “Focused manufacturer of engineered lifting equipment” Q1 2017 Comments March 31, 2017 backlog at $60,469, up 58.8% compared to December 31, 2016 and, up 123.1% compared to September 30, 2016 Backlog increase is led by orders in Manitex straight-mast crane Backlog increased during Q1 2017 impacted by strong performance at tri annual Con Expo show in Las Vegas in March 2017 Production activities have ramped up throughout the quarter Actual volume results were negatively impacted by low January and February production due in part to availability of chassis units Production levels are increasing in Q2 as supply chain has ramped up to meet demand requirements Debt pay downs expected to continue EBITDA Margin expectation of 10% or greater in recovery Used equipment market is ending Dealer inventories lower, macro data points including energy activities improving ASV continues to show strength and generate value

Continuing Operations Adjusted Results Key Figures * “Focused manufacturer of engineered lifting equipment” USD thousands Q1-2017* Q1-2016* Q4-2016* Net sales $67,852 $85,386 $65,617 % change in 2017 to prior period (25.8%) 3.3% Adjusted Gross profit 13,954 14,838 13,581 Gross margin % 20.6% 17.4% 20.7% Adjusted Net Income (loss) 486 ($154) 324 Adjusted Earnings (loss) per share $0.03 ($0.01) $0.02 Adjusted Ebitda 5,027 5,380 4,436 Adjusted Ebitda % of Sales 7.4% 6.3% 5.5% Working capital 54,464 70,993 54,459 Backlog 60,469 48,990 38,089 % change in 2016 to prior period 23.4% 58.8% * As adjusted. See reconciliation to US GAAP on appendix

“Focused manufacturer of engineered lifting equipment” Adjusted Continuing Operations Operating Performance $m Q1-2017 Q1-2016 sales $85.4 Volume / mix (17.5) Q1-2017 sales $67.9 $m Q4-2016 Q1-2016 Adjusted net loss attributable to shareholders $(0.2) Margin impact of reduced volume (3.1) Margin impact of normalized absorptions 2.2 Operating expenses 0.8 Interest expense 0.9 Forex & minority share (0.1) Q1-2017 Adjusted net income from continuing attributable to shareholders $0.5

Working Capital “Focused manufacturer of engineered lifting equipment” $000 March 31, 2017 December 31, 2016 Working Capital $54,464 $54,459 Days sales outstanding (DSO) 67 66 Days payable outstanding (DPO) 78 88 Inventory turns 2.4 2.3 Current ratio 1.6 1.6 Operating working capital $92,261 $88,518 Operating working capital % of annualized last quarters sales (LQS) 34.0% 33.7% Slight increase in operating working capital as production ramps up to meet demand generated by higher backlog. Current ratio would be 2.1 at March 31, 2017 and 2.0 at December 31, 2016 adjusting for PM working capital facilities of $21.9 m at March 31, 2017 and $19.3 m at December 31, 2016 that are transactional and therefore current, (compared to North American term lines of credit that are long term).

“Focused manufacturer of engineered lifting equipment” Debt Q1 2017 USD millions PM/ Valla ASV Manitex Total Increase / (decrease) in Q1-2017 3/31/17 3/31/17 3/31/17 3/31/17 Working capital borrowings 21.9 14.0 21.3 57.2 2.3 Bank term debt 28.2 29.5 -- 57.7 0.4 Capital leases - - 6.2 6.2 (0.1) Convertible notes - - 21.4 21.4 0.0 Other notes - - 1.9 1.9 0.3 Total $50.1 $43.5 $50.8 $144.4 $2.9 Debt issuance costs (1.5) (0.3) Total debt per balance sheet $142.9 $2.6 Note: Non-recourse to Manitex International Inc. $50.1 $43.5 $0 $93.6 $1.4 Cash on hand $3.7 $(2.8) Net debt $139.2 $5.4

“Focused manufacturer of engineered lifting equipment” $000 March 31, 2017 December 31, 2016 March 31, 2016 Total Cash $3,702 $6,418 $1,414 Total Debt 142,883 140,258 159,894 Total Equity 99,134 99,562 124,743 Net capitalization $238,315 $233,402 $283,223 Net debt / capitalization 58.4% 57.3% 56.0% Adjusted EBITDA (TTM) $17,093 $17,446 $20,620 Net debt (debt less cash) at 3/31/17 of $139.2 million, compared to $133.8 million at 12/31/16, compared to $158.5 at 3/31/16 Adjusted EBITDA for Q1-2017 of $ 5,027 million Goal of further debt reduction in 2017 Debt & Liquidity Net capitalization is the sum of debt plus equity minus cash Net debt is total debt less cash

APPENDIX “Focused manufacturer of engineered lifting equipment” Reconciliation of GAAP Net Income (loss) From Continuing Operations Attributable to Shareholders of Manitex International to Adjusted Net Income (loss) From continuing operations Attributable to Shareholders of Manitex International (in thousands) Reconciliation of GAAP Operating Income From Continuing Operations to Adjusted EBITDA (in thousands)   Three Months Ended   March 31, 2017 March 31, 2016 Net (loss) attributable to shareholders $(3,411) $(980) Adjustment for normalized absorption levels, trade show and other expenses   3,897   826 Adjusted net income (loss) from continuing operations attributable to Manitex shareholders   $486   $(154) Weighted average diluted shares outstanding   16,559,343   16,105,601 Diluted (loss) per share attributable to shareholders as reported   $(0.21)   $(0.06) Total EPS effect $0.24 $0.05 Adjusted diluted earnings (loss) per share attributable to shareholders   $0.03   $(0.01)   Three Months Ended   March 31, 2017 March 31, 2016 Operating (loss) income $(1,503) $2,129 Adjustment for normalized absorption levels, trade show and other expenses   3,901   310 Adjusted operating income $2,388 $2,439 Depreciation & amortization 2,639 2,941 Adjusted earnings before interest, taxes, depreciation and amortization (Adjusted EBITDA)   $5,027   $5,380 Adjusted EBITDA % to sales 7.4% 6.3%

APPENDIX Adjustment for Normalized Absorption Levels, Trade Show and Other Expenses “Focused manufacturer of engineered lifting equipment” Three Months Ended March 31, 2017 Total EPS Normalized plant absorption levels $2,161 $0.13 Trade show expenses (tri-annual only) $1,228 $0.07 Restructuring fees $283 $0.02 Stock compensation $229 $0.02 Forex $83 $0.01 Adjust minority interest $(87) $(0.01) Total $3,897 $0.24 Jurisdictional tax rate is zero